Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Nephros, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Norman J. Barta, the President & Chief Executive Officer of Nephros, Inc. and Gerald J. Kochanski, the Chief Financial Officer of Nephros, Inc., each certifies that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Norman J. Barta
Name: Norman J. Barta
Title: President & Chief Executive Officer (Principal Executive Officer)
Dated: May 15, 2008

By:	/s/ Gerald J. Kochanski
Name: Gerald J. Kochanski
Title: Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: May 15, 2008